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                                                                   Exhibit 10.67

                AMENDMENT ONE TO DISTRIBUTION & SERVICE AGREEMENT

      This Amendment is made and entered into this 11th day of January, 1999 by and between Centocor, Inc. and its Affiliates ("Centocor") and Nova Factor, Inc. ("NFI").

      WHEREAS, NFI and Centocor have entered into a Distribution and ServiceS Agreement dated August 28, 1998, and

      WHEREAS, Centocor and NFI desire to amend the Distribution and Services Agreement effective August 28, 1998.

      NOW THEREFORE, for and exchange of the mutual promises contained herein and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowleged, the parties hereto agree as follows:

      1. Effective August 28, 1998, Section 1.20 is deleted in its entirety and the following is substituted for and in the place thereof:

            1.20 "SOP" shall mean those standard operating procedures which will be used by Nova Factor to provide certain services under this Agreement. In the event that Centocor should desire that the procedures used by NFI to provide services under this Agreement, be changed or modified, Centocor shall advise NFI and NFI and Centocor shall mutually agree on changes in the procedures used by NFI to provide services under the Agreement.

      2. As amended, all terms and provisions of the Distribution and Services Agreement shall remain in full force and effect.

                                   CENTOCOR, INC.

                                   By: /s/ Barry Bazogamy
                                      ------------------------------------------

                                   Title: Executive Director & Corporate Counsel
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                                   NOVA FACTOR, INC.

                                   By: /s/ Thomas W. Bell
                                      ------------------------------------------

                                   Title: Secretary
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